Exhibit 99.3

EARNINGS PRESENTATION Q3 | 2021

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: widespread outbreak of an illness or disease, including the COVID-19 pandemic and its effects, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us; a failure of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight; the loss or reduction of business from large customers; the ability to manage our cost structure, and the timing and performance of growth initiatives; the cost, integration, and performance of any recent acquisitions, including the MoLo acquisition, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; the timing and amount of the earnout payments for the MoLo acquisition, if any; maintaining our corporate reputation and intellectual property rights; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and develop employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations and adverse weather conditions; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. Forward Looking Statements 2

Successful growth strategy driving superior performance ARCBEST ANNOUNCES RECORD THIRD QUARTER 2021 RESULTS Advancing strategic vision to better serve customers and further enhance value for shareholders

4 CONTINUING TO EXECUTE THREE-POINT STRATEGY* 1 2 3 More Balanced Business Mix Accelerate Asset-Light growth Continue to grow Asset-Based business Optimize Cost Structure Advance adoption of innovative technologies Expand Revenue Opportunities Deepen customer relationships Secure new customers ✓ ✓ ✓ *ArcBest’s previously disclosed three-point strategy Enhanced Shareholder Value

1 Highest quarterly consolidated revenue and operating income in ArcBest history 2 Double-digit YOY revenue growth in both the Asset-Based and Asset-Light segments 3 Successfully advancing our strategy of being an integrated logistics company offering innovative solutions to our customers’ supply chain needs 4 Announced the acquisition of MoLo Solutions – one of the fastest growing Truckload brokers in America – to enhance the scale of the Asset-Light Truckload business 5 On November 1st, announced plans to enter into an accelerated share repurchase program (ASR) to repurchase $100 million of ArcBest’s common stock THIRD QUARTER 2021 KEY HIGHLIGHTS 5 5

ArcBest is a Top 15 U.S. truckload broker. ArcBest has access to 70,000 truckload carrier partners. ArcBest has a leading customer delivery platform in the growing domestic transportation management marketplace [$91 Billion(2)]. 6 MOLO ACQUISITION ADVANCES STRATEGY 56% 44% 65% 35% $2.4B $1.9B Asset-Light Asset-Based $2.4B $1.3B Asset-Light Asset-Based COMBINED COMPANY BALANCED REVENUE MIX (1) PRE-ACQUISITION POST-ACQUISITION 1) ArcBest revenue based on last twelve months as of September 30, 2021 (before other revenues and intercompany eliminations). Asset-Light represents the combined revenues of our ArcBest and FleetNet operating segments. MoLo revenue based on expected full year 2021 revenue. 2) Source: Armstrong & Associates, as of August 2021.

ARCBEST BALANCED CAPITAL ALLOCATION 1) Proforma financial position at 9/30/21 including payments for the MoLo acquisition and the $100 million accelerated share repurchase (ASR). 2) See non-GAAP reconciliation in the Additional Information section of this presentation. GROWTH AND OPERATING INITIATIVES BALANCED CAPITAL STRATEGY • Acquired MoLo on November 1, 2021 • Investing in operational efficiencies and innovation • Capital investments consistent with service initiatives and growth strategy • Expected 2021 Net Capital Expenditures: $100M – $110M • Preliminary expected 2022 Net Capital Expenditures: $225M - $250M SOLID FINANCIAL POSITION (1) • Cash Balance: $133M ($111M Net Debt) • Debt Maintenance: 0.7X Debt to LTM EBITDAR(2) • Total liquidity: $373M RETURN OF CAPITAL TO SHAREHOLDERS • Dividend of $0.32 per share (annual) • Share Repurchase Program • Existing program with $42M available • Additional authorization of $100M – Accelerated Share Repurchase 7

3Q’21 YOY ArcBest Consolidated Revenue $1.0 billion  28% Non-GAAP Operating Income $96.1 million  110% Non-GAAP Net Income $2.59/diluted share  112% 8 8 KEY FINANCIAL METRICS (1) 1) See non-GAAP reconciliation in the Additional Information section of this presentation. (1)

9 3Q’21 YOY Revenue $681 million  21% Non-GAAP Operating Profit $90.5 million  111% Non-GAAP Operating Ratio 86.7% 570 bps improvement Daily Tonnage 12,672  2.4% Daily Shipments 19,526  0.5% Total Billed Rev/CWT $41.79  17.1% Average Increase on Contract Renewals and Deferred Pricing Agreements 8.6%  590 bps ASSET-BASED KEY METRICS (1) (1)(2) 1) See non-GAAP reconciliation in the Additional Information section of this presentation. 2) 3Q’21 TTM non-GAAP operating ratio is a 750 bps improvement over full year 2016 operating ratio. 9

10 10 October 2021 Preliminary YOY Daily Billed Revenue  20% Daily Tonnage  1% Daily Shipments  1% Total Billed Rev/CWT  18% Total Billed Rev/Shipment  18% Total Weight/Shipment Flat ASSET-BASED KEY METRICS

11 11 3Q’21 YOY Revenue $371 million  39% Operating Profit $11.5 million  97% Adjusted EBITDA $14.2 million  64% ASSET-LIGHT KEY METRICS 1) The ArcBest and FleetNet reportable segments, combined, represent Asset-Light operations. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. 3) Asset-Light ArcBest Operating Segment, excluding FleetNet. (1) (2) October 2021 Preliminary YOY Daily Revenue 46% Daily Purchased Transportation Expense 45% (3)

ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) 3Q’21 ▪ Released ArcBest’s 2020 ESG Report YTD’21 ▪ March 2021 – Awarded a Bronze medal for its 2021 sustainability rating by EcoVadis which put ArcBest in the top half of all companies and industries rated across the world ▪ April 2021 – Recognized as one of America’s Best Employers for Diversity for 2021 by Forbes and Statista ▪ May 2021 – Announced a $1 million investment in the Peak Innovation Center, a regional career and technology center in Fort Smith, AR ▪ On-going collaboration with Institutional Shareholder Services (ISS) to conduct an ESG materiality assessment (expected to be completed by the end of 2021) ▪ Commitment to future alignment of ArcBest’s ESG framework with pertinent Sustainability Accounting Standards Board (SASB) standards 12

1 Revenue per account is over 5X higher on cross-sold accounts 2 Profit per account is over 4X higher on cross-sold accounts 3 Retention rates are 9 percentage points higher on cross-sold accounts 4 Over 60% of our customers who use asset-light services also utilize our asset-based services ARCBEST’S CUSTOMER-LED STRATEGY 13 13 Cross-selling Benefits

14 Q & A

15 ADDITIONAL INFORMATION RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in management's opinion, do not reflect our core operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP.

16 RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) Three Months Ended Three Months Ended Millions ($000,000) 9/30/2021 9/30/2020 Operating Income Amounts on a GAAP basis $ 87.6 $ 39.8 Innovative technology costs, pre-tax (1) 6.9 6.0 Transaction costs, pre-tax (2) 1.6 - Non-GAAP amounts $ 96.1 $ 45.8 Net Income Amounts on a GAAP basis $ 63.7 $ 29.4 Innovative technology costs, after-tax (includes related financing costs) (1) 5.2 4.6 Transaction costs, after-tax (2) 1.2 - Life insurance proceeds and changes in cash surrender value (0.4) (1.5) Tax expense (benefit) from vested RSUs (3) (0.5) (0.1) Non-GAAP amounts $ 69.2 $ 32.4 Diluted Earnings Per Share Amounts on a GAAP basis $ 2.38 $ 1.11 Innovative technology costs, after-tax (includes related financing costs) (1) 0.20 0.17 Transaction costs, after-tax (2) 0.04 - Life insurance proceeds and changes in cash surrender value (0.01) (0.06) Tax expense (benefit) from vested RSUs (3) (0.02) (0.01) Non-GAAP amounts (4) $ 2.59 $ 1.22 1) Represents costs associated with the freight handling pilot test program at ABF Freight. 2) Transaction costs are associated with the previously announced acquisition of MoLo Solutions, LLC. 3) The Company recognizes the tax impact for the vesting of share-based compensation resulting in excess tax expense (benefit). 4) Non-GAAP EPS is calculated in total and may not foot due to rounding.

17 RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) ASSET-BASED SEGMENT Operating Income 2016 3Q’21 TTM 3Q’20 3Q’21 ($ millions) Amounts on a GAAP basis (1) $ 37.4 98.0% $ 205.5 91.6% $ 36.6 93.5% $ 83.6 87.7% Restructuring charges, pre-tax (2) 1.2 (0.1) --- Innovative technology costs, pre-tax (3) 1.9 (0.1) 28.2 (1.2) 6.2 (1.1) 6.9 (1.0) Non-GAAP amounts (4) $ 40.5 97.9% $ 233.8 90.4% $ 42.8 92.4% $ 90.5 86.7% 1) Operating Income for 2016 has been adjusted for the January 1, 2018, adoption of an amendment to ASC Topic 715 which requires the components of net periodic benefit cost other than service cost for our pension, SBP and postretirement plans to be presented within Other Income (Costs) in the consolidated financial statements and, therefore, excluded from Operating Income presented in this table. 2) Restructuring charges relate to the realignment of the Company’s organizational structure announced on November 3, 2016. 3) Costs associated with the freight handling pilot test program at ABF Freight announced in third quarter 2019. 4) Non-GAAP amounts are calculated in total and may not foot due to rounding.

18 RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) ASSET-LIGHT ADJUSTED EBITDA (1) Three Months Ended September 30 2021 2020 Total Asset-Light ($ millions) Operating Income $ 11.5 $ 5.8 Depreciation and amortization 2.8 2.8 Adjusted EBITDA (2) $ 14.2 $ 8.6 CONSOLIDATED ADJUSTED EBITDAR (1) TTM Ended September 30, 2021 ($ millions) Net Income $ 171.9 Interest and other related financing costs 9.3 Income tax provision 49.2 Depreciation and amortization 121.3 Amortization of share-based compensation 11.1 Amortization of actuarial losses of benefit plans and pension settlement expense (0.6) Rent expense 24.9 Transaction costs 1.6 Consolidated Adjusted EBITDAR $ 388.7 1) Adjusted EBITDA and EBITDAR are primary components of the financial covenants contained in ArcBest Corporation's Amended and Restated Credit Agreement. Management believes Adjusted EBITDA and EBITDAR to be relevant and useful information, as EBITDA and EBITDAR are standard measures commonly reported and widely used by analysts, investors, and others to measure financial performance and ability to service debt obligations. Furthermore, management uses Adjusted EBITDA and EBITDAR as key measures of performance and for business planning. However, these non-GAAP financial measures should not be construed as better measurements than operating income, operating cash flow, net income, or earnings per share, as determined under GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA and EBITDAR differently; therefore, our Adjusted EBITDA and EBITDAR may not be comparable to similarly titled measures of other companies. 2) Adjusted EBITDA is calculated in total and may not foot due to rounding.